DREYFUS CONNECTICUT
      MUNICIPAL MONEY
      MARKET FUND, INC.



      SEMIANNUAL REPORT March 31, 2003



[DREYFUS LOGO]



                                        YOU, YOUR ADVISOR AND
                                        DREYFUS
                                        A MELLON FINANCIAL COMPANY(SM)



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                                                            Dreyfus Connecticut
                                              Municipal Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Connecticut Municipal Money Market Fund, Inc. covers the six-month period from October 1, 2002, through March 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

A number of economic and political factors continued to drive tax-exempt money market yields lower during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors continued to prefer the stability of cash over other asset classes, such as stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to lower money market yields by further reducing short-term interest rates in November 2002.

These influences have also generally eroded the value of longer-term investments from corporate issuers, such as stocks. Although returns from tax-exempt money market funds have been modest, such funds have helped protect many investors from the full brunt of the stock market's decline, while providing tax-exempt income. While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks, bonds and money market instruments in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Connecticut Municipal Money Market Fund, Inc. perform during the period?

For the six-month period ended March 31, 2003, the fund produced an annualized yield of 0.69% . Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.70%.(1)

We attribute the fund's modest returns during the reporting period to declining interest rates and heightened investor demand for tax-exempt money market securities.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in short-term municipal obligations that provide income exempt from federal and Connecticut state income taxes.

In pursuing the fund' s investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and Connecticut state income taxes. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Connecticut' s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities with then-current higher yields, if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may lengthen the fund's weighted

                                                                   The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

average maturity. If we anticipate limited new-issue supply, we may extend the fund' s weighted average maturity to maintain then-current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The reporting period began in a fragile economic environment, and many investors expected that the Federal Reserve Board (the "Fed" ) would cut short-term interest rates, which already were hovering near historical lows. Indeed, in early November the Fed reduced interest rates by 50 basis points to just 1.25% citing a "soft spot" in the economy caused by corporate accounting scandals and the threat of war in Iraq.

As short-term interest rates fell, so did yields of tax-exempt money market instruments. In addition, yields were subject to further downward pressure when demand for high-quality, short-term securities remained high from investors seeking investment alternatives to a persistently volatile stock market. Escalating international tensions related to the war in Iraq intensified the "flight to quality."

The fund began this challenging reporting period with a weighted average maturity that was in line with other money market funds. Because the yield differences among tax-exempt money market instruments of various maturities were relatively small, we believed that it made little sense to maintain a longer weighted average maturity. However, as it became clearer in early 2003 that economic growth was unlikely to accelerate until the situation in Iraq was resolved, we extended the fund's weighted average maturity to points that were slightly longer than average in comparison to other money market funds. This strategy was designed to help protect the fund's yield from the brunt of further interest-rate reductions, especially if the Fed decided to ease monetary policy further.

Our search for competitive yields in the low interest-rate environment led us to relatively small blocks of insured and triple-A rated securitie from  towns  and  cities,  mostly  with  maturities  in the three- to nine-month
range.(2)   In   addition,  the  fund  held  tax-exempt  commercial  paper  from
Connecticut issuers we considered financially sound, such as Yale University.

Like many other states, Connecticut' s fiscal condition suffered during the recent period of economic weakness. Because tax revenues failed to meet previous projections, the state faced budget deficits for its 2003 and 2004 fiscal years. The state balanced its budget by increasing taxes on personal income and cigarettes and through a temporary surcharge on corporate taxes. The state government also reduced spending by eliminating jobs and offering early retirement incentives. Accordingly, the major, independent credit-rating agencies have maintained the state's credit rating in the double-A range.

What is the fund's current strategy?

We generally have continued to focus on maintaining a laddered portfolio of tax-exempt securities in the three- to nine-month maturity range. However, we took advantage of some attractive values on one-year notes in January. We believe that these purchases should help tide the fund over the current time of economic and geopolitical uncertainty. In addition, we remain watchful for opportunities and we have positioned the fund to provide flexibility to take advantage of opportunities as they arise.

April 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

(2) INSURANCE ON INDIVIDUAL SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund



March 31, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
TAX EXEMPT INVESTMENTS--100.0%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--96.6%

Town of Berlin, GO Notes, BAN 2.25%, 6/20/2003                                                  275,000                  275,414

Town of Bethel, GO Notes 3%, 11/1/2003 (Insured; FGIC)                                          350,000                  352,437

Town of Bloomfield, GO Notes
   2.50%, 2/15/2004 (Insured; MBIA)                                                             342,000                  346,013

Town of Branford, GO Notes
   6.50%, 6/15/2003 (Insured; FGIC)                                                             250,000                  252,811

Town of Bristol, GO Notes:
   4%, 10/15/2003 (Insured; FGIC)                                                               100,000                  101,520
   BAN 1.70%, 1/6/2004                                                                          280,000                  280,877

Town of Brooklyn, GO Notes
   3%, 12/15/2003 (Insured; MBIA)                                                               110,000                  111,192

Town of Chester, GO Notes, Refunding
   2.50%, 10/1/2003 (Insured; MBIA)                                                             185,000                  185,870

State of Connecticut, GO Notes:
   4.75%, 4/15/2003                                                                             290,000                  290,339
   3%, 6/15/2003                                                                                250,000                  250,935
   4.60%, 6/15/2003                                                                             100,000                  100,687
   5%, 8/1/2003                                                                                 100,000                  101,270
   5.375%, 8/15/2003                                                                            300,000                  303,945
   6%, 8/15/2003                                                                              1,300,000                1,320,622
   2%, 11/15/2003                                                                               200,000                  201,109
   3%, 11/15/2003                                                                               250,000                  252,875
   4.50%, Series A, 6/15/2003                                                                 1,000,000                1,005,853
   4.50%, Series B, 6/15/2003                                                                 1,435,000                1,443,478
   Refunding:
      4.50%, 3/15/2004                                                                          100,000                  103,135
      3%, 11/15/2003                                                                            645,000                  651,337
   VRDN 1.25% (Liquidity Facility; Landesbank
      Hessen-Thuringen Girozentrale)                                                         15,000,000  (a)          15,000,000

Connecticut Clean Water Fund, Revenue
   5.40%, 4/1/2003                                                                              100,000                  100,000

Connecticut Development Authority:
  Special Obligation Revenue
    (Connecticut State General Fund)
      4.60%, 5/1/2003 (Insured; FGIC)                                                           250,000                  250,636

   VRDN:
      Airport Facility Revenue
         (Learjet Inc. Project)
            1.20% (LOC; Bank of America)                                                      3,100,000  (a)           3,100,000

      IDR:
         (Allen Group Inc.)
            1.10% (LOC; Wachovia Bank)                                                        1,100,000  (a)           1,100,000

6
                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Development Authority (continued):
  VRDN (continued):
    IDR (continued):
         (Energy Network Sina Project)
            1.10% (LOC; Fleet National Bank)                                                  4,200,000  (a)           4,200,000
         (Imperial Electric Assembly Project)
            1.32% (LOC; Wachovia Bank)                                                        1,940,000  (a)           1,940,000
         (Lapham-Hickey Steel Corp.)
            1.25% (LOC; Bank of Montreal)                                                     1,500,000  (a)           1,500,000
         Refunding (Capital District Energy Project)
            1.10% (LOC; Fleet National Bank)                                                 10,500,000  (a)          10,500,000
         (SHW Inc. Project)
            1.10% (LOC; Deutsche Bank)                                                        5,600,000  (a)           5,600,000

      PCR:
         (Central Vermont Public Service)
            1% (LOC; Citizen's Bank of Massachusetts)                                         1,400,000  (a)           1,400,000
         (Connecticut Light and Power Co. Project):
            1.21% (Liquidity Facility; Merrill Lynch)                                         1,750,000  (a)           1,750,000
            1.25% (Insured; AMBAC and Liquidity Facility;
               The Bank of New York)                                                         16,600,000  (a)          16,600,000
         (Western Massachusetts Electric Co.)
            1.21% (Liquidity Facility; Merrill Lynch)                                         3,800,000  (a)           3,800,000

Connecticut Health and Educational Facilities Authority:
  College and University Revenue:
    (University of Hartford)
         8%, 7/1/2003                                                                         1,830,000  (b)           1,859,968

      VRDN:
         (Quinnipac University) 1.15% (Insured;
            Radian Bank and Liquidity Facility;
            JPMorgan Chase Bank)                                                              5,000,000  (a)           5,000,000
         (Yale University) 1.15%                                                             12,520,000  (a)          12,520,000
   Private Schools Revenue, VRDN:
      (Academy of Our Lady of Mercy)
         1.15% (LOC; Allied Irish Bank)                                                       3,330,000  (a)           3,330,000
      (Ethel Walker School Issue)
         1.15% (LOC; Allied Irish Bank)                                                       8,400,000  (a)           8,400,000
      (Kingswood-Oxford School)
         1.15% (LOC; Allied Irish Bank)                                                       7,000,000  (a)           7,000,000
      (Westminster School)
         1.10% (LOC; Fleet National Bank)                                                     6,750,000  (a)           6,750,000
      (Whitby School)
         1.15% (LOC; The Bank of New York)                                                    2,935,000  (a)           2,935,000

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Health and Educational Facilities
  Authority (continued):
    Recreation Revenue, VRDN (Greater Hartford YMCA)
         1.10% (Insured; AMBAC and Liquidity Facility;
         Fleet National Bank)                                                                 1,650,000  (a)           1,650,000

      Revenues:
         CP (Yale University) 1.10%, 6/12/2003                                                5,000,000                5,000,000
         (Greenwich Hospital Issue)
            4.80%, 7/1/2003 (Insured; MBIA)                                                     750,000                  756,760
         (Hospital of Saint Raphael)
            4.70%, 7/1/2003 (Insured; AMBAC)                                                    140,000                  141,224
         (Newington Children's Hospital)
            5.40%, 7/1/2003 (Insured; MBIA)                                                     150,000                  151,529
         (Yale/New Haven Hospital)
            1.90%, 6/1/2003 (Insured; FGIC and Liquidity
            Facility; Fleet National Bank)                                                      805,000                  805,000

         VRDN (Community Renewal Team)
            1.10% (LOC; Fleet National Bank)                                                  1,400,000  (a)           1,400,000

Connecticut Housing Finance Authority, Revenue:
  Housing Mortgage Finance Program:
      1.70%, 5/15/2003                                                                        3,000,000                3,000,000
      3.10%, 5/15/2003                                                                          250,000                  250,580
      4.875%, 5/15/2003                                                                         100,000                  100,370
      5.40%, 5/15/2003                                                                          350,000                  351,506

      VRDN:
         1.18% (Insured; AMBAC and Liquidity
            Facility; FHLB)                                                                   6,600,000  (a)           6,600,000
         1.30% (LOC; FHLMC)                                                                   8,821,000  (a)           8,821,000
   VRDN, Merlots Program
      1.26% (Liquidity Facility; Wachovia Bank)                                               2,045,000  (a)           2,045,000

Connecticut Special Tax Obligation, Revenue
  Transportation Infrastructure Program:
      6.75%, 6/1/2003                                                                         1,855,000  (b)           1,871,332
      4.70%, 10/1/2003 (Insured; MBIA)                                                          100,000                  101,744

      Refunding:
         5%, 9/1/2003                                                                           810,000                  822,040
         4.30%, 10/1/2003                                                                       250,000                  253,151
         5%, 10/1/2003                                                                          300,000                  305,205
         6.25%, 10/1/2003 (Insured; FGIC)                                                       750,000                 769,254
         6%, 2/15/2004                                                                          150,000                  154,385

      VRDN 1.20% (Insured; FGIC and Liquidity Facility;
         Dexia Credit Locale)                                                                15,000,000  (a)          15,000,000

8

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Town of Durham, GO Notes:
   3%, 10/15/2003 (Insured; MBIA)                                                               350,000                  352,139
   BAN 2.75%, 10/15/2003                                                                        444,000                  446,117

Town of East Hampton, GO Notes:
   3%, 8/15/2003 (Insured; FSA)                                                                 150,000                  150,857
   Refunding 3.375%, 7/15/2003 (Insured; MBIA)                                                  220,000                  221,404

Town of East Hartford, GO Notes
   4.70%, 1/15/2004 (Insured; FSA)                                                              100,000                  102,752

Town of East Haven, GO Notes:
   5.375%, 9/1/2003 (Insured; FGIC)                                                             300,000                  305,256
   Refunding 2%, 9/1/2003 (Insured; MBIA)                                                       675,000                  677,684

Town of East Lyme, GO Notes
   7%, 1/15/2004 (Insured; FGIC)                                                                200,000                  209,118

Town of Easton, GO Notes:
   BAN 2.50%, 1/27/2004                                                                       1,335,000                1,349,142
   Refunding 2.50%, 6/1/2003                                                                    275,000                  275,600

Town of Enfield, GO Notes 4.20%, 10/15/2003                                                     100,000                  101,172

City of Groton, GO Notes:
   3%, 7/15/2003                                                                                405,000                  406,727
   Refunding 3%, 11/15/2003                                                                     565,000                  571,679

City of Hartford, GO Notes:
   6%, 6/15/2003 (Insured; FGIC)                                                                100,000                  100,928
   Refunding 1.50%, 12/1/2003 (Insured; FSA)                                                    735,000                  736,931

Hartford County Metropolitan District, GO Notes:
   5.50%, 4/1/2003                                                                            1,305,000                1,305,000
   8.25%, 5/1/2003                                                                              100,000                  100,551
   4.75%, 11/1/2003                                                                             635,000                  648,140

Town of Litchfield, GO Notes 4%, 12/15/2003                                                     210,000                  213,669

Town of Madison, GO Notes, BAN 2%, 3/18/2004                                                  5,000,000                5,045,160

Town of Manchester, GO Notes:
   2%, Series A-1, 10/1/2003                                                                    125,000                  125,309
   2%, Series A-2, 10/1/2003                                                                    115,000                  115,285

City of Middletown, GO Notes
   3.60%, 10/15/2003                                                                            100,000                  101,264

Montville, GO Notes 3%, 7/15/2003                                                               200,000                  200,741

City of New Britain, GO Notes:

  BAN:
      2.875%, 4/11/2003                                                                       5,000,000                5,000,837
      2.25%, 4/8/2004                                                                         3,000,000                3,033,240

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

City of New Britain, GO Notes (continued):
  VRDN 1.10% (Insured; AMBAC and Liquidity
      Facility; Bank of Nova Scotia)                                                          3,400,000  (a)           3,400,000

City of New Haven, GO Notes:
   4.40%, 9/1/2003 (Insured; FGIC)                                                              150,000                  152,012
   4.75%, 11/1/2003 (Insured; FGIC)                                                           1,000,000                1,018,871
   CP 1.15%, 4/9/2003 (LOC; Landesbank
      Hessen-Thuringen Girozentrale)                                                          3,450,000                3,450,000

Town of Newington, GO Notes 3.65%, 5/15/2003                                                    150,000                  150,451

Town of Newtown, GO Notes 6.20%, 8/15/2003                                                      555,000                  565,521

Northeast Tax Exempt Bond Grantor Trust, Revenue

   VRDN 1.35% (LOC; Bank of America)                                                          3,650,000  (a)           3,650,000

Town of Plainville, GO Notes
   2%, 12/1/2003 (Insured; FGIC)                                                                175,000                  175,844

Regional School District Number 001, GO Notes
   5%, 6/1/2003 (Insured; AMBAC)                                                                125,000                  125,626

Regional School District Number 009, GO Notes
   3%, 5/15/2003                                                                                360,000                  360,450

Regional School District Number 010, GO Notes
   Refunding 3%, 9/15/2003 (Insured; MBIA)                                                      580,000                  585,028

Regional School District Number 013, GO Notes
   Refunding 4.25%, 9/15/2003 (Insured; FSA)                                                    280,000                  283,944

Regional School District Number 016, GO Notes
   5.25%, 3/15/2004 (Insured; FSA)                                                              100,000                  103,828

Regional School District Number 018, GO Notes
   4%, 8/15/2003 (Insured; FSA)                                                                 500,000                  504,792

Town of Ridgefield, GO Notes:
   4.25%, 8/1/2003                                                                              100,000                  101,002
   3%, 3/1/2004                                                                               1,595,000                1,622,494
   Refunding 2%, 11/15/2003                                                                     520,000                  522,886

Shelton Housing Authority, Healthcare Facilities
  Revenue, VRDN (Crosby Commons Project)
   1.17% (LOC; Wachovia Bank)                                                                 1,755,000  (a)           1,755,000

South Central Regional Water Authority, Water
   System Revenue 5.50%, 8/1/2003 (Insured; FGIC)                                               250,000                  253,555

Town of Southbury, GO Notes 5%, 12/15/2003                                                      500,000                  512,950

Town of Sprague, GO Notes
   5.75%, 9/1/2003 (Insured; MBIA)                                                              120,000                  122,247

Town of Stafford, GO Notes
   7%, 10/15/2003 (Insured; AMBAC)                                                              100,000                  103,121

10

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Town of Stamford, GO Notes, Refunding
   2%, 7/15/2003                                                                                170,000                  170,437

Town of Stratford, GO Notes, Refunding
   4%, 4/15/2003 (Insured; FGIC)                                                                100,000                  100,068

Town of Trumbell, GO Notes:
   5.50%, 4/15/2003                                                                             200,000                  200,305
   6.55%, 6/15/2003                                                                             490,000                  495,561
   BAN 2.25%, 9/15/2003                                                                       2,850,000                2,860,922
   Refunding 3%, 6/1/2003                                                                       840,000                  842,329

University of Connecticut:
  College and University Revenue
      4.80%, 4/1/2004 (Insured; MBIA)                                                           125,000                  129,449
   GO Notes 3.60%, 4/1/2003                                                                     175,000                  175,000

Town of Wallingford, GO Notes:
   5.40%, 6/15/2003                                                                             250,000                  252,235
   Refunding 5.15%, 6/1/2003                                                                    230,000                  231,387

City of West Haven, GO Notes, BAN
   2%, 1/29/2004                                                                              7,000,000                7,051,847

Town of Wethersfield, GO Notes
   Refunding 2.50%, 8/15/2003                                                                   140,000                  140,746

Town of Winchester, GO Notes, Refunding
   2%, 6/1/2003 (Insured; MBIA)                                                                 490,000                  490,533

Town of Windsor, GO Notes
   Refunding 4%, 7/15/2003                                                                      250,000                  251,842

Windsor Locks, GO Notes, Refunding
   2.50%, 3/15/2004                                                                             465,000                  471,375

Town of Wolcott, GO Notes, BAN 1.50%, 9/24/2003                                               1,650,000                1,653,525

Town of Woodbridge, GO Notes 2.50%, 3/1/2004                                                    205,000                  207,510

U.S. RELATED--3.4%

Commonwealth of Puerto Rico, Revenue, VRDN
  Merlots Program 1.21% (Insured; MBIA and
   Liquidity Facility; Wachovia Bank)                                                         7,995,000  (a)           7,995,000

Commonwealth of Puerto Rico
   Highway and Transportation Authority,
   Highway Revenue, Refunding

   5.10%, 7/1/2003 (Insured; MBIA)                                                              150,000                  151,318
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $238,205,116)                                                            100.0%              238,205,116

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.0%)                 (94,361)

NET ASSETS                                                                                       100.0%              238,110,755

                                                                                                     The Fund 11



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)



Summary of Abbreviations

AMBAC               American Municipal Bond Assurance           FSA                 Financial Security Assurance
                        Corporation
                                                                GO                  General Obligation
BAN                 Bond Anticipation Notes
                                                                IDR                 Industrial Development Revenue
CP                  Commercial Paper
                                                                LOC                 Letter of Credit
FGIC                Financial Guaranty Insurance
                        Company                                 MBIA                Municipal Bond Investors Assurance
                                                                                        Insurance Corporation
FHLB                Federal Home Loan Bank
                                                                PCR                 Pollution Control Revenue
FHLMC               Federal Home Loan Mortgage
                        Corporation                             VRDN                Variable Rate Demand Notes





Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               78.8

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                   15.0

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     6.2

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(C) NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

12


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           238,205,116   238,205,116

Cash                                                                  2,544,002

Interest receivable                                                     929,250

Prepaid expenses                                                         10,583

                                                                    241,688,951
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           100,845

Payable for investment securities purchased                           3,425,081

Receivable for shares of Common Stock redeemed                            5,625

Accrued expenses                                                         46,645

                                                                      3,578,196
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      238,110,755
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     238,123,946

Accumulated net realized gain (loss) on investments                    (13,191)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      238,110,755
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       238,123,946

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,399,140

EXPENSES:

Management fee--Note 2(a)                                              527,396

Shareholder servicing costs--Note 2(b)                                  96,881

Professional fees                                                       22,539

Custodian fees                                                          12,894

Registration fees                                                        6,380

Prospectus and shareholders' reports                                     5,958

Directors' fees and expenses--Note 2(c)                                  4,722

Miscellaneous                                                            8,065

TOTAL EXPENSES                                                         684,835

Less--reduction in management fee due to
  undertaking--Note 2(a)                                              (13,176)

NET EXPENSES                                                           671,659

INVESTMENT INCOME--NET                                                 727,481
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  1,400

Net unrealized appreciation (depreciation) on investments              (1,400)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      --

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   727,481

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2003  Year Ended
                                              (Unaudited)   September 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            727,481            2,299,940

Net realized gain (loss) from investments           1,400                1,364

Net unrealized appreciation (depreciation)
   of investments                                  (1,400)               1,129

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      727,481            2,302,433
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                          (727,481)          (2,299,940)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 186,231,520          275,137,868

Dividends reinvested                              717,896            2,248,696

Cost of shares redeemed                      (146,201,802)        (334,850,219)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             40,747,614          (57,463,655)

TOTAL INCREASE (DECREASE) IN NET ASSETS        40,747,614          (57,461,162)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           197,363,141          254,824,303

END OF PERIOD                                 238,110,755          197,363,141

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                           Six Months Ended

                                             March 31, 2003                                 Year Ended September 30,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .003          .010          .027          .031           .024          .029

Distributions:

Dividends from
   investment income--net                             (.003)        (.010)        (.027)        (.031)         (.024)        (.029)

Net asset value, end of period                        1.00           1.00          1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       .70(a)         .99          2.70          3.19           2.44          2.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .64(a)         .64           .61           .65            .63           .65

Ratio of net investment income
   to average net assets                               .69(a)        1.00          2.60          3.15           2.41          2.85

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .01(a)         .01           .00(b)        .03            .12           .20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     238,111        197,363       254,824       200,892         174,600       183,078

(A) ANNUALIZED.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares,
which    are    sold    without    a    sales    charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms

                                                                The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of the custody agreement, the fund received net earnings credits of $15,376 during the period ended March 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $14,591 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $11,443 of the carryover expires in fiscal 2004, $573 expires in fiscal 2007 and $2,575 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2002 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

18

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 2002 through March 31, 2003 to reduce the management fee paid by the fund, to the extent that if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .65 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $13,176 during the period ended March 31, 2003.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2003, the fund was charged $51,398 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $20,259 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund 19

NOTES

                                                           For More Information

                        Dreyfus
                        Connecticut Municipal
                        Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  101SA0303